UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01530
Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2013 – April 30, 2014
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2014

Vanguard Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	14
Performance Summary.	16
Financial Statements.	17
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangements.	33
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
Total
Returns
Vanguard Explorer Fund
Investor Shares	3.19%
Admiral™ Shares	3.27
Russell 2500 Growth Index	3.35
Small-Cap Growth Funds Average	0.47
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$107.96	$100.41	$0.040	$10.822
Admiral Shares	100.54	93.42	0.216	10.062

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2014, Vanguard Explorer Fund returned about 3%. This result nearly matched that of its benchmark, the Russell 2500 Growth Index, and easily exceeded the average return of its small-capitalization growth fund peers.

Small-cap stocks, which had been outperforming large-caps, decelerated over the period and returned less than the overall U.S. market. Given the cyclical nature of the market, such a turnaround is not unusual. The fund posted positive results in seven of ten market sectors, with industrial stocks the leading contributor to returns.

Please note that one of the fund’s advisors, Chartwell Investment Partners, is now a subsidiary of TriState Capital Bank. There is no change to Chartwell’s investment approach, and Edward Antoian and John Heffern continue to manage Chartwell’s portion of the fund. Chartwell has advised Vanguard Explorer Fund since 1997.

Also, after the close of the period, the fund’s trustees approved the addition of an eighth advisor, Arrowpoint Asset Management, LLC. Arrowpoint is a diversified investment management firm that uses an in-depth fundamental research approach. The firm, which began managing assets in 2007, currently manages more than $5 billion, including about $2 billion in assets in investments with objectives similar to the Explorer Fund’s. Adding Arrowpoint supplements Explorer’s blend of proven managers while allowing the fund to retain its small-cap growth character. We believe this updated combination of advisors will benefit shareholders over the long term.

I also want to congratulate Kenneth L. Abrams on the 20th anniversary of his managing the Explorer Fund’s assets for Wellington Management Company, llp. Wellington has advised the fund since its inception in 1967, and Kenny began overseeing Wellington’s portion of the fund in February 1994.

Recent progress was sporadic, but stocks continued to climb

For the half year ended April 30, U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has encountered in 2014. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations. Weak economic data from China and the conflict in Ukraine also unsettled investors.

Global economic and political shifts are, of course, as inevitable as they are unpredictable. Broad diversification remains the best way of managing the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently,

Market Barometer

	Total Returns
	Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

“Having a broader portfolio tends to moderate those individual issues and that’s always, I think, a valuable starting point for investors.”

International stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring the best. The developed markets of the Pacific region and emerging markets, where China’s weakness was felt most, declined.

Despite low yields, the bond market experienced a surprising rally

Bonds continued to emerge from the struggles that marked much of 2013, when the market was roiled by worries about the prospect of the Federal Reserve reducing its stimulative bond-buying. In January, however, when the Fed actually started to trim purchases, investors seemed to take the news in stride.

The broad U.S. taxable bond market returned 1.74% for the six months. The yield of the 10-year Treasury note ended in April at 2.69%, up from 2.54% on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08%. Money market funds and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.51%	0.34%	1.42%

The fund expense ratios shown are from the prospectus dated February 24, 2014, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2014, the fund’s annualized expense ratios were 0.52% for Investor Shares and 0.36% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Small-Cap Growth Funds.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.33%.

The fund’s performance reflected a defensive shift in the market

As investors moved from the most promising growth stocks to more defensive companies and industries,

Growth stocks versus value stocks: A case for both

Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broad market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Very generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks.
But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1994–2013

Note: “Rolling” means here that 12-month returns were calculated from the start of each month in the 20-year period ended
December 31, 2013.
Source: Vanguard.

this shift in market sentiment played out in your fund’s sector performance. Two sectors normally favored by conservative stock investors—health care and financials—were areas of relative strength for the fund. In health care, providers and pharmaceutical firms stood out. In financials, the advisors’ real estate investment trust holdings did particularly well as the REIT market began to bounce back from a subpar 2013.

The usually staid utilities sector was the fund’s best performer; it returned 15%, easily outdistancing its benchmark counterpart. The fund’s energy stocks also outperformed notably, with energy equipment and services firms benefiting from growth in U.S. energy production and distribution.

On the negative side of the ledger, consumer discretionary, Explorer’s second-largest sector, retreated –3%. Specialty retailers were particularly hurt by tepid holiday sales and by the severe winter that crimped consumer spending across much of the United States. The biggest drag on performance came from the materials sector, where the advisors’ holdings in chemical firms and construction materials significantly trailed their benchmark counterparts.

Information technology, the fund’s largest sector, turned in a flat performance as investors took a pause after bidding up industry stock prices last year.

You can find more information about the Explorer Fund’s performance and positioning in the Advisors’ Report that follows this letter.

Taking only a slice of the market can add risk to your portfolio

Like other Vanguard funds devoted to particular segments of the market, Vanguard Explorer Fund offers you a low-cost, transparent way to gain exposure to a specific part of the market—in this case, small-company growth stocks. Segment-specific funds can do important work for an investor—filling in a gap in a portfolio, for example.

But keep in mind that by choosing just a slice of the market, you’re also choosing to take on additional risk. Investors who depart from a market-proportional approach by overweighting a certain segment of the market are exposing themselves to more volatility by reducing their portfolio’s diversification.

Diversification is, of course, a powerful strategy for managing risk. Vanguard generally counsels that investors get exposure to large-, mid-, and small-cap stocks in a way that approximates the U.S. stock market, because this approach helps ensure that they stay diversified.

As we say in Vanguard’s Principles for Investing Success: “Leadership among market segments changes constantly and rapidly, so investors must diversify both to mitigate losses and to participate in gains.” (You can read more about our investment principles at vanguard.com/research.)

You can achieve balanced market-cap or growth/value representation through a total-market stock fund, or you can assemble segment-specific funds in way that mirrors the overall market. Either way, appropriate diversification should remain paramount.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 14, 2014

Advisors’ Report

For the six months ended April 30, 2014, Vanguard Explorer Fund returned about 3% for both share classes. Your fund is managed by seven independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 12. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 21, 2014.

Wellington Management Company, llp

Portfolio Managers:

Kenneth L. Abrams, Senior Vice President
and Equity Portfolio Manager

Daniel J. Fitzpatrick, CFA, Vice President
and Equity Portfolio Manager

Stocks posted strong returns for the six months, as the S&P 500 Index returned more than 8% and the MSCI World Index returned more than 6%. Smaller-capitalization equities generally under-performed large-caps.

Successes: As has been the case over longer time horizons, our results for this period were driven by strong stock selection. Our bottom-up selection decisions were especially fruitful in the information technology, health care, industrial, and energy sectors.

Our position in AerCap Holdings, a Netherlands-based integrated global aviation company, was among the portfolio’s biggest relative contributors, as investors responded with enthusiasm to AerCap’s announcement that it would acquire ILFC, the aircraft leasing business of AIG. We continue to hold the company. Another top contributor to relative returns was Kindred Healthcare, a diversified U.S. provider of post-acute health care services; its shares rallied, returning more than 80%.

Shortfalls: Weak stock selection in the telecommunication services sector slightly hindered relative performance. Our underweight allocation to health care (an indirect result of our stock picks) also detracted.

Among the biggest relative detractors was television and movie producer DreamWorks Animation; lower-than-hoped-for business activity in its 2014 projections, with key TV revenue recognition delayed until 2015, held back results. DreamWorks is building new businesses in TV and online while delivering a very strong film slate in 2016. We still hold the stock.

Kalmar Investment Advisers

Portfolio Managers:

Ford B. Draper, Jr., President
and Chief Investment Officer

Dana F. Walker, CFA

Put simply, the last six months in the stock market can be seen as two periods: The first four months, when the markets were exceptionally rewarding, with gains driven mainly by ongoing Federal Reserve stimulus and a rise in overall valuations; and the final two months, which saw a significant correction focused on small and midsized stocks. Excessive valuations had built among high-growth, momentum-driven stocks, often those of companies with low to no earnings (for example, social media and similar internet stocks). The excesses were even more extreme for many biotechnology companies, where a speculative feeding frenzy took place. Both types of stocks are being repriced at lower levels in the present correction.

We had expected 2014 to be more volatile than 2013, and that has definitely been the case thus far. Longer term, equity valuations have risen in recent years but do not appear extreme, except in certain speculative areas mentioned above. Moreover, the U.S. and world economies appear to be slowly improving, and with the depressant of severe winter weather behind us, growth appears likely to strengthen. This may lead to a stabilization and improvement in stock prices, supported by rising corporate earnings.

Monetary tightening by the Fed still appears quite distant, reducing the risk of recession.

Successes: Energy and producer durables were our biggest contributors by industry category. Significant individual contributors included Actavis, PolyOne, Trimble Navigation, and Salix Pharmaceuticals.

Shortfalls: Consumer discretionary and health care were our biggest detractors. Our health care returns were held back in the first four months of the period because our valuation disciplines prevented us from owning the red-hot biotechs (though this helped insulate us in the present correction). Conn’s, Clean Harbors, and Ultimate Software were among significant individual detractors, as was Ulta Salon, which we added to on price weakness.

Granahan Investment Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA, Co-Founder
and Chief Investment Officer

Jane M. White, Co-Founder,
President, and Chief Executive Officer

Jennifer M. Pawloski,
Vice President

John V. Schneider, CFA,
Vice President

After 2013’s strong performance, the market is undergoing a transition. Foreign political unrest dominated recent headlines, and this put downward pressure on the market. The counterbalance was a strong

U.S. market for initial public offerings in the first part of 2014. Short-term market movements notwithstanding, we remain focused on executing our process for long-term results; we use in-depth research to identify well-run companies that we believe are poised for growth, and we judiciously own the stocks of these companies when their risk/reward ratios are attractive.

Our investment approach places companies in one of three life-cycle categories: pioneer, core growth, and special situation. This sorting is an important portfolio construction tool that helps mitigate risk.

Successes: Health care holdings, specifically biotechs and pharmaceuticals, helped performance. Alkermes, our top performer, remains successful with its long-acting antischizophrenia drugs. It has also added to its internal pipeline.

Shortfalls: Early in the period, we cut back many of our pioneer companies, in which valuations were stretched. Our reductions were not enough, as these stocks were hit particularly hard in the final three months. Stock selection held back returns in most sectors of the portfolio, though our significant overweighting of technology dampened returns the most. Individual detractors included network-equipment maker Infoblox, which preannounced an earnings miss caused by weakness in federal business and fewer big-ticket deals.

Chartwell Investment Partners, Inc.

Portfolio Managers:

Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner
and Senior Portfolio Manager

Financial markets shrugged off the impact of harsh winter weather and geopolitical tensions to advance for the period. The equity market continues to focus on and reward companies meeting or exceeding investor expectations. Against this backdrop, our portfolio decisions reflected our steadfast bias toward quality, leadership, defensible profit margins, and a pattern of successfully executing growth-oriented business models.

Successes: Avis Budget Group was our top contributor to performance. This global vehicle rental services company drove results through an improving price structure, stabilization of costs, and a more aggressive capital allocation process. Another top contributor, HFF, a commercial real estate and capital markets services firm, preannounced record transaction volume in 2013 and reported double-digit revenue growth. In January, it announced a large special dividend.

Shortfalls: WNS Holdings, a provider of global business-process outsourcing services, declined amid concerns over reported changes at one of its larger travel industry clients. Aegerion Pharmaceuticals declined in concert with the weakness in the biotech industry, as well as because of dimmer sales prospects for its signature drug.

Century Capital Management, LLC

Portfolio Manager:

Alexander L. Thorndike, Chief Investment
Officer and Managing Partner

The U.S. recovery keeps marching steadily forward. The U.S. Index of Leading Economic Indicators continues to move higher, while unemployment and consumer sentiment have returned to prerecession levels, supporting our theory that the economic expansion is likely to extend into 2015. Muted inflation and relatively stable energy prices are allowing the Fed to taper its bond-buying stimulus program while maintaining support for the recovery with low interest rates for the foreseeable future. We are further encouraged by the improving housing market, normalizing household debt levels, and lower government deficits. Smaller-cap companies are fairly valued; therefore, we are spending more time analyzing the relative trade-offs of growth and profitability within our investable universe.

Globally, improving economic outlooks in Europe and Asia are finally contributing to North American growth. The recent Russian aggression in Ukraine is an important reminder that the Western powers in the North Atlantic will see more regional competitive friction with the expansionary ambitions of China and Russia. A synchronized global expansion needs geopolitical calm to ensure growth.

Successes: Our top performer by total return was Basic Energy Services, which provides oil field services to the onshore exploration and production industry. Jazz Pharmaceuticals, a specialty pharmaceutical company primarily focused on the central nervous system, also contributed. We trimmed our holdings in both companies during the period.

Shortfalls: Our worst performer by total return was MercadoLibre, a Latin American e-commerce platform. DSW, a branded footwear and accessory retailer, also underperformed. We still hold both companies and believe they remain undervalued.

Stephens Investment Management
Group, LLC

Portfolio Manager:

Ryan E. Crane, CFA,
Chief Investment Officer

Small and midsized growth companies saw a sharp change in investor sentiment during the period: Expensive stocks suffered while investors rotated into the cheapest companies. As a result, volatility increased, and value-based strategies significantly beat growth strategies. With the Fed tapering its stimulus program and the domestic economy seemingly improving, we appear to be at an interesting inflection point, in both the financial markets and the economy.

Successes: As natural gas prices rebounded and domestic energy production further expands, our overweight position in energy stocks helped our performance. We also did well in biotechnology, specialty pharmaceuticals, and life science tools.

Shortfalls: We faced stylistic challenges during the period, and that caused disappointments across most sectors and industries. Our fastest-growing companies tend to be the most expensive and thus have been most hurt by the recent environment. Technology and some of our tech-biased industrials were the hardest hit. Generally speaking, though, long-term fundamentals for our investments still seem very much intact.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Our stock selection models were robust in distinguishing the outperformers from the underperformers in each industry group for the six months. All the models contributed to results, with valuation and quality models leading the way.

Successes: Our stock selections were positive in eight sectors and negative in two. Selection contributed the most to relative returns in information technology, consumer staples, and industrials. In technology, Freescale Semiconductor, Zebra Technologies, and CalAmp contributed the most to relative returns. In consumer staples, Pilgrim’s Pride and Keurig Green Mountain led results, as did American Airlines Group and Manitowoc in industrials.

Shortfalls: Our selections in materials and energy slightly detracted from our results. In materials, Schweitzer-Mauduit International and Rock-Tenn Company did not perform as expected, and in energy our underweighting of Cheniere Energy proved costly.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	31	3,841	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Kalmar Investment Advisers	23	2,840	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Granahan Investment	17	2,076	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Chartwell Investment Partners,	9	1,138	Uses a bottom-up, fundamental, research-driven
Inc.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Century Capital Management,	9	1,118	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Stephens Investment	6	710	Employs a disciplined, bottom-up investment selection
Management Group, LLC			process that combines rigorous fundamental analysis
			with quantitative screening to identify companies with
			superior earnings growth potential. The approach
			screens for core growth stocks and for catalyst stocks.
			Core growth stocks have strong growth franchises,
			recurring revenue, and above-average growth rates;
			catalyst stocks are experiencing changes that could
			lead to accelerated earnings growth.
Vanguard Equity Investment	4	513	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	1	174	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of April 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.51%	0.34%
30-Day SEC Yield	0.12%	0.28%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	648	1,495	3,664
Median Market Cap	$3.2B	$4.0B	$47.3B
Price/Earnings Ratio	29.2x	31.5x	19.7x
Price/Book Ratio	3.0x	4.2x	2.6x
Return on Equity	12.3%	15.3%	17.4%
Earnings Growth
Rate	15.6%	16.3%	12.4%
Dividend Yield	0.7%	0.8%	1.9%
Foreign Holdings	3.4%	0.0%	0.0%
Turnover Rate
(Annualized)	65%	—	—
Short-Term Reserves	1.3%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	FA Index
R-Squared	0.99	0.92
Beta	0.99	1.25
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
West Pharmaceutical
Services Inc.	Health Care Supplies	0.9%
PTC Inc.	Application Software	0.8
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	0.8
Urban Outfitters Inc.	Apparel Retail	0.7
Cadence Design
Systems Inc.	Application Software	0.6
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	0.6
Cooper Cos. Inc.	Health Care Supplies	0.6
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	0.6
NASDAQ OMX Group
Inc.	Specialized Finance	0.5
Alkermes plc	Biotechnology	0.5
Top Ten		6.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2014, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2014, the annualized expense ratios were 0.52% for Investor Shares and 0.36% for Admiral Shares.

Explorer Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	18.0%	18.0%	12.6%
Consumer Staples	3.2	3.7	8.6
Energy	6.1	4.8	9.9
Financials	8.2	8.2	17.3
Health Care	15.2	16.5	12.8
Industrials	17.5	19.0	11.6
Information
Technology	23.8	20.3	17.9
Materials	6.1	7.8	3.9
Other	0.1	0.0	0.0
Telecommunication
Services	1.1	1.1	2.2
Utilities	0.7	0.6	3.2

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2003, Through April 30, 2014

Note: For 2014, performance data reflect the six months ended April 30, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	29.26%	25.23%	8.76%
Admiral Shares	11/12/2001	29.46	25.44	8.94

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of April 30, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Urban Outfitters Inc.	2,404,460	85,731	0.7%
*	Life Time Fitness Inc.	1,370,335	65,776	0.5%
*	LKQ Corp.	2,238,795	65,194	0.5%
*	Crocs Inc.	3,876,300	58,648	0.5%
*	Imax Corp.	2,243,472	57,523	0.5%
*	CarMax Inc.	1,261,795	55,241	0.4%
	Churchill Downs Inc.	589,054	51,737	0.4%
	Consumer Discretionary—Other †		1,733,417	14.0%
			2,173,267	17.5%
Consumer Staples
*	United Natural Foods Inc.	775,944	53,563	0.5%
	Consumer Staples—Other †		325,848	2.6%
			379,411	3.1%
Energy
	Western Refining Inc.	1,383,658	60,189	0.5%
	Core Laboratories NV	268,745	50,438	0.4%
	Energy—Other †		627,569	5.0%
			738,196	5.9%
Financials
*	Affiliated Managers Group Inc.	349,006	69,173	0.6%
	NASDAQ OMX Group Inc.	1,841,677	67,958	0.5%
*,1	eHealth Inc.	1,429,565	59,884	0.5%
	Financials—Other †		770,022	6.2%
			967,037	7.8%
Health Care
	West Pharmaceutical Services Inc.	2,465,740	106,964	0.9%
*	Salix Pharmaceuticals Ltd.	669,512	73,646	0.6%
	Cooper Cos. Inc.	535,155	70,592	0.6%
*	Alkermes plc	1,441,835	66,699	0.5%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
	Kindred Healthcare Inc.	2,588,939	64,982	0.5%
*	Globus Medical Inc.	2,660,683	64,974	0.5%
*	Bruker Corp.	2,907,890	60,077	0.5%
*	Hospira Inc.	1,112,000	50,930	0.4%
*	ICON plc	1,304,728	50,584	0.4%
*	LifePoint Hospitals Inc.	894,000	49,992	0.4%
	Health Care—Other †		1,168,298	9.4%
			1,827,738	14.7%
Industrials
	MSC Industrial Direct Co. Inc. Class A	685,295	62,403	0.5%
	Chicago Bridge & Iron Co. NV	748,705	59,949	0.5%
	Pentair Ltd.	767,725	57,034	0.5%
*	IHS Inc. Class A	462,345	55,773	0.5%
*	B/E Aerospace Inc.	632,547	55,519	0.5%
*	AerCap Holdings NV	1,321,636	55,152	0.4%
	Waste Connections Inc.	1,233,500	55,088	0.4%
*	Armstrong World Industries Inc.	972,435	51,111	0.4%
*	Moog Inc. Class A	772,808	50,580	0.4%
*	DXP Enterprises Inc.	437,973	49,583	0.4%
	EnerSys Inc.	726,165	49,074	0.4%
*,1	American Woodmark Corp.	799,559	23,995	0.2%
	Industrials—Other †		1,493,872	12.0%
			2,119,133	17.1%
Information Technology
*	PTC Inc.	2,795,666	98,883	0.8%
*	Alliance Data Systems Corp.	407,098	98,477	0.8%
*	Cadence Design Systems Inc.	4,864,560	75,693	0.6%
*	Euronet Worldwide Inc.	1,443,930	66,406	0.5%
*	Ultimate Software Group Inc.	551,764	66,008	0.5%
*	First Solar Inc.	965,468	65,159	0.5%
*	Bankrate Inc.	3,711,709	65,029	0.5%
*	Silicon Laboratories Inc.	1,415,920	63,646	0.5%
*	Finisar Corp.	2,380,600	62,253	0.5%
	Belden Inc.	775,675	57,253	0.5%
*	TiVo Inc.	4,778,160	56,669	0.5%
*	Sapient Corp.	3,391,930	55,187	0.5%
*	Teradyne Inc.	2,932,320	51,814	0.4%
*,1	WNS Holdings Ltd. ADR	2,619,414	48,773	0.4%
	Information Technology—Other †		1,946,413	15.7%
			2,877,663	23.2%
Materials
*	Graphic Packaging Holding Co.	6,437,664	66,050	0.5%
	PolyOne Corp.	1,544,520	57,873	0.5%
	Ball Corp.	928,995	52,200	0.4%
	Materials—Other †		558,788	4.5%
			734,911	5.9%
Other
^,2	Vanguard Small-Cap Growth ETF	463,200	55,376	0.5%
^	iShares Russell 2000 ETF	482,850	54,070	0.4%
	Other—Other †		15,009	0.1%
			124,455	1.0%

Explorer Fund

			Market	Percentage
			Value	of Net
			($000)	Assets
Telecommunication Services †			134,846	1.1%

Utilities †			86,447	0.7%
Total Common Stocks (Cost $9,038,420)			12,163,104	98.0%[3]

	Coupon	Shares
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.124%	369,582,586	369,583	3.0%

Repurchase Agreement †			25,300	0.2%

6U.S. Government and Agency Obligations †			12,399	0.1%
Total Temporary Cash Investments (Cost $407,281)			407,282	3.3%[3]
Total Investments (Cost $9,445,701)			12,570,386	101.3%
Other Assets and Liabilities
Other Assets			113,210	0.9%
Liabilities[5]			(273,113)	(2.2%)
			(159,903)	(1.3%)
Net Assets			12,410,483	100.0%

Explorer Fund

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	8,348,600
Overdistributed Net Investment Income	(11,390)
Accumulated Net Realized Gains	954,436
Unrealized Appreciation (Depreciation)
Investment Securities	3,124,685
Futures Contracts	(5,851)
Foreign Currencies	3
Net Assets	12,410,483

Investor Shares—Net Assets
Applicable to 50,290,857 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,049,600
Net Asset Value Per Share—Investor Shares	$100.41

Admiral Shares—Net Assets
Applicable to 78,796,076 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,360,883
Net Asset Value Per Share—Admiral Shares	$93.42

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $116,586,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 2.3%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $120,010,000 of collateral received for securities on loan.
6 Securities with a value of $6,899,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	37,839
Interest[2]	277
Securities Lending	1,521
Total Income	39,637
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,438
Performance Adjustment	491
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,384
Management and Administrative—Admiral Shares	4,190
Marketing and Distribution—Investor Shares	473
Marketing and Distribution—Admiral Shares	616
Custodian Fees	79
Shareholders’ Reports—Investor Shares	10
Shareholders’ Reports—Admiral Shares	30
Trustees’ Fees and Expenses	11
Total Expenses	26,722
Expenses Paid Indirectly	(297)
Net Expenses	26,425
Net Investment Income	13,212
Realized Net Gain (Loss)
Investment Securities Sold[2]	944,116
Futures Contracts	20,038
Foreign Currencies	(6)
Realized Net Gain (Loss)	964,148
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(576,063)
Futures Contracts	(11,491)
Foreign Currencies	2
Change in Unrealized Appreciation (Depreciation)	(587,552)
Net Increase (Decrease) in Net Assets Resulting from Operations	389,808
1 Dividends are net of foreign withholding taxes of $228,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,066,000, $260,000, and $81,703,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,212	34,926
Realized Net Gain (Loss)	964,148	1,321,182
Change in Unrealized Appreciation (Depreciation)	(587,552)	2,274,875
Net Increase (Decrease) in Net Assets Resulting from Operations	389,808	3,630,983
Distributions
Net Investment Income
Investor Shares	(1,971)	(16,823)
Admiral Shares	(14,527)	(20,358)
Realized Capital Gain[1]
Investor Shares	(533,162)	(142,437)
Admiral Shares	(676,723)	(111,244)
Total Distributions	(1,226,383)	(290,862)
Capital Share Transactions
Investor Shares	(177,361)	(1,200,040)
Admiral Shares	1,354,803	1,163,674
Net Increase (Decrease) from Capital Share Transactions	1,177,442	(36,366)
Total Increase (Decrease)	340,867	3,303,755
Net Assets
Beginning of Period	12,069,616	8,765,861
End of Period[2]	12,410,483	12,069,616
1 Includes fiscal 2014 short-term gain distributions totaling $192,517,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,390,000) and ($8,098,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$107.96	$78.03	$73.02	$66.02	$51.77	$45.54
Investment Operations
Net Investment Income	. 066	. 219[1]	.108	.077	.109	.178
Net Realized and Unrealized Gain (Loss)
on Investments	3.246	32.286	4.998	7.029	14.239	6.334
Total from Investment Operations	3.312	32.505	5.106	7.106	14.348	6.512
Distributions
Dividends from Net Investment Income	(. 040)	(. 272)	(. 096)	(.106)	(. 098)	(. 282)
Distributions from Realized Capital Gains	(10.822)	(2.303)	—	—	—	—
Total Distributions	(10.862)	(2.575)	(. 096)	(.106)	(. 098)	(. 282)
Net Asset Value, End of Period	$100.41	$107.96	$78.03	$73.02	$66.02	$51.77

Total Return[2]	3.19%	42.89%	7.00%	10.76%	27.74%	14.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,050	$5,573	$5,008	$5,864	$6,290	$5,677
Ratio of Total Expenses to
Average Net Assets[3]	0.52%	0.50%	0.49%	0.50%	0.49%	0.54%
Ratio of Net Investment Income to
Average Net Assets	0.12%	0.27%[1]	0.16%	0.12%	0.19%	0.38%
Portfolio Turnover Rate	65%	65%	59%	89%[4]	82%	95%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.03%), 0.00%, (0.01%), and (0.01%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$100.54	$72.68	$68.04	$61.50	$48.21	$42.45
Investment Operations
Net Investment Income	.155	. 375[1]	.236	.179	.206	.246
Net Realized and Unrealized Gain (Loss)
on Investments	3.003	30.019	4.621	6.550	13.259	5.881
Total from Investment Operations	3.158	30.394	4.857	6.729	13.465	6.127
Distributions
Dividends from Net Investment Income	(. 216)	(. 392)	(. 217)	(.189)	(.175)	(. 367)
Distributions from Realized Capital Gains	(10.062)	(2.142)	—	—	—	—
Total Distributions	(10.278)	(2.534)	(. 217)	(.189)	(.175)	(. 367)
Net Asset Value, End of Period	$93.42	$100.54	$72.68	$68.04	$61.50	$48.21

Total Return	3.27%	43.13%	7.16%	10.94%	27.98%	14.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,361	$6,497	$3,757	$3,288	$2,864	$2,252
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.34%	0.32%	0.34%	0.32%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.28%	0.43%[1]	0.33%	0.28%	0.36%	0.58%
Portfolio Turnover Rate	65%	65%	59%	89%[3]	82%	95%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.03%), 0.00%, (0.01%), and (0.01%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Explorer Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2014, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are

Explorer Fund

charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Kalmar Investment Advisers, Granahan Investment Management, Inc., Chartwell Investment Partners, Inc., Century Capital Management, LLC, and Stephens Investment Management Group, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company, LLP, and Kalmar Investment Advisers are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to November 1, 2013, and the new benchmark, a 50/50 blend of the Russell 2500 Growth Index and the Russell 2000 Growth Index, beginning November 1, 2013. The new benchmark will be fully phased in by October 31, 2016. The basic fee of Chartwell Investment Partners, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to February 1, 2012, and the current benchmark, Russell 2000 Growth Index, beginning February 1, 2012. The current benchmark will be fully phased in by January 31, 2015. The basic fee of Century Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to a 50/50 blend of the Russell 2500 Index and the Russell 2500 Growth Index. In accordance with the advisory contract entered into with Stephens Investment Management Group, LLC, beginning August 1, 2014, the investment advisory fee will be subject to quarterly adjustments based on performance since October 31, 2013, relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $276,000 for the six months ended April 30, 2014.

For the six months ended April 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before an increase of $491,000 (0.01%) based on performance.

Explorer Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $1,379,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2014, these arrangements reduced the fund’s expenses by $297,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	12,082,994	65,101	15,009
Temporary Cash Investments	369,583	37,699	—
Futures Contracts—Assets[1]	952	—	—
Futures Contracts—Liabilities[1]	(83)	—	—
Total	12,453,446	102,800	15,009
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2014	851	95,618	(5,469)
E-mini S&P MidCap 400 Index	June 2014	213	28,821	(382)
				(5,851)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Explorer Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2014, the cost of investment securities for tax purposes was $9,445,750,000. Net unrealized appreciation of investment securities for tax purposes was $3,124,636,000, consisting of unrealized gains of $3,427,649,000 on securities that had risen in value since their purchase and $303,013,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2014, the fund purchased $4,261,304,000 of investment securities and sold $3,990,961,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2014		October 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	332,029	3,192	512,781	5,468
Issued in Lieu of Cash Distributions	528,322	5,327	157,299	2,003
Redeemed	(1,037,712)	(9,846)	(1,870,120)	(20,041)
Net Increase (Decrease)—Investor Shares	(177,361)	(1,327)	(1,200,040)	(12,570)
Admiral Shares
Issued	1,262,908	12,901	1,844,750	20,811
Issued in Lieu of Cash Distributions	653,398	7,085	123,108	1,686
Redeemed	(561,503)	(5,813)	(804,184)	(9,572)
Net Increase (Decrease)—Admiral Shares	1,354,803	14,173	1,163,674	12,925

Explorer Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2013		Proceeds from		Apr. 30, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
American Woodmark Corp.	NA1	8,343	1,394	—	23,995
eHealth Inc.	63,502	10,496	16,296	—	59,884
Kindred Healthcare Inc.	44,737	—	12,203	697	NA2
TiVo Inc.	81,667	6,124	22,798	—	NA2
WNS Holdings Ltd. ADR	NA1	10,566	7,235	—	48,773
	189,906			697	132,652

1 Not applicable—At October 31, 2013, the issuer was not an affiliated company of the fund.
2 Not applicable—At April 30, 2014, the security was still held, but the issuer was no longer an affiliated company of the fund.

K. Management has determined that no transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements. In May 2014, the fund’s board of trustees approved the addition of Arrowpoint Asset Management, LLC, as the eighth advisor to the fund’s advisory team.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,031.93	$2.62
Admiral Shares	1,000.00	1,032.74	1.81
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.22	$2.61
Admiral Shares	1,000.00	1,023.01	1.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.52% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund has renewed the fund’s investment advisory arrangements with Century Capital Management, LLC (Century Capital); Chartwell Investment Partners (Chartwell); Granahan Investment Management, Inc. (Granahan); Kalmar Investment Advisers (Kalmar); Stephens Investment Management Group, LLC (SIMG); Wellington Management Company, LLP (Wellington Management); and The Vanguard Group, Inc. (Vanguard) (through its Equity Investment Group). In addition, the board also approved a new advisory agreement with Chartwell for the reasons described below.

In March 2014, Chartwell was acquired by TriState Capital Holdings, Inc. (TriState Capital). The acquisition resulted in what is legally referred to as a change in control of Chartwell. This change constituted an “assignment” under the Investment Company Act of 1940 and triggered the automatic termination of Chartwell’s former advisory agreement with the fund. The board of trustees approved a new advisory agreement to allow for an uninterrupted advisory relationship between Chartwell and the fund. The new agreement is identical in all material respects to the former agreement with Chartwell except for the date of the agreement and a change to the Chartwell entity name from Chartwell Investment Partners, L.P., to Chartwell Investment Partners, Inc.

The board determined that renewing and approving the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Century Capital. Century Capital is an investment management boutique, owned by the investment professionals within the firm. Century Capital employs a fundamental, bottom-up investment approach that seeks to identify reasonably priced companies that will grow faster than the overall market. Independent research is a core tenet. The ideal investment is a well-managed company that is reasonably valued, in a non-capital-intensive business, with established products or services, a high return on equity, high recurring revenues, and improving margins. The firm has managed a portion of the fund since 2008.

Chartwell. Chartwell, founded in 1997, is a wholly owned subsidiary of TriState Capital. The firm has expertise in small- and mid-cap equity management and employs a fundamental bottom-up strategy, seeking companies with superior growth potential trading at reasonable valuations. Using fundamental research, the firm selects a relatively aggressive portfolio of 70–90 stocks concentrated mostly in the consumer, health care, and technology sectors. Stocks considered for purchase fall into three categories: superior growth potential, based on market trends or new products or services; lower relative valuation, based on market trends or new products or services; lower relative valuation, based on price/earnings ratios, price/sales ratios, and price/earnings to growth rates; and underpriced because of an industry downturn or short-term problems. The firm has managed a portion of the fund since 1997.

Granahan. Founded in 1985, Granahan specializes in small-cap growth equity investing. The firm uses fundamental research to select a portfolio of 130–170 stocks with sustainable growth characteristics. Granahan achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70%), represented by companies with strong market position, based on proprietary products or services; pioneers (15%–30%), companies with unique technology or innovations; and special situation (15%–30%), companies with growth potential overlooked by the market. The firm has managed a portion of the fund since 1990.

Kalmar. Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, specializes in small- and mid-cap growth equity investing. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth with value” small- and mid-cap equity portfolios. Kalmar believes that there is a high-reward and low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. The firm has managed a portion of the fund since 2005.

SIMG. SIMG, a subsidiary of Stephens Investments Holdings LLC, a privately held and family-owned company, is an investment advisory firm founded in 2005. SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth. It invests in two distinctly different types of stocks: core growth and earnings catalyst. The characteristics it seeks for core growth stocks are consistent and predictable earnings growth that is generated by unique, defensible business models. For earnings catalyst stocks, it looks for inflection points such as large earnings surprises or positive revisions to earnings estimates or guidance.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests opportunistically in a diversified portfolio of high-quality stocks. Wellington Management attempts to identify companies with key success factors such as top market share, substantial insider ownership, and fully funded business plans. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also leverage Wellington Management’s extensive industry research capabilities. The firm has advised the fund since 1967.

Vanguard. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Century Capital, Chartwell, Granahan, Kalmar, SIMG, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Century Capital, Chartwell, Granahan, Kalmar, SIMG, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Explorer™ Fund
Schedule of Investments
April 30, 2014

			Market
			Value
		Shares	($000)

Common Stocks (98.0%)[1]
Consumer Discretionary (17.5%)
*	Urban Outfitters Inc.	2,404,460	85,731
*	Life Time Fitness Inc.	1,370,335	65,776
*	LKQ Corp.	2,238,795	65,194
*	Crocs Inc.	3,876,300	58,648
*	Imax Corp.	2,243,472	57,523
*	CarMax Inc.	1,261,795	55,241
	Churchill Downs Inc.	589,054	51,737
*	Jarden Corp.	800,921	45,773
	DSW Inc. Class A	1,315,036	43,909
	Hanesbrands Inc.	519,263	42,626
*	Tenneco Inc.	700,777	41,956
*	Ulta Salon Cosmetics & Fragrance Inc.	461,980	40,520
	Dick's Sporting Goods Inc.	740,570	38,998
*	Five Below Inc.	959,800	38,690
*	Buffalo Wild Wings Inc.	262,479	38,353
	Tractor Supply Co.	569,455	38,290
	Service Corp. International	2,038,105	38,255
	New York Times Co. Class A	2,372,400	38,148
	Texas Roadhouse Inc. Class A	1,508,690	37,325
	Cheesecake Factory Inc.	827,898	37,164
	Dana Holding Corp.	1,752,100	37,092
	GameStop Corp. Class A	911,491	36,168
	HSN Inc.	617,600	35,846
*	DreamWorks Animation SKG Inc. Class A	1,448,640	34,811
*	HomeAway Inc.	1,027,391	33,514
*	Live Nation Entertainment Inc.	1,563,195	32,640
*	Standard Pacific Corp.	4,079,700	32,597
	Brunswick Corp.	810,860	32,589
	Lennar Corp. Class A	837,615	32,324
	Signet Jewelers Ltd.	312,676	31,680
*	Steven Madden Ltd.	866,842	30,868
*	Under Armour Inc. Class A	625,800	30,595
*	Tumi Holdings Inc.	1,467,620	29,969
	Wolverine World Wide Inc.	1,065,890	29,952
	Six Flags Entertainment Corp.	746,132	29,950
*	Cabela's Inc.	449,200	29,472
*	Dorman Products Inc.	507,695	29,218
	Ryland Group Inc.	721,484	27,698
	Pier 1 Imports Inc.	1,477,556	26,980
*	Denny's Corp.	3,934,881	26,521
*,^	Outerwall Inc.	350,921	24,336
*	Del Frisco's Restaurant Group Inc.	857,088	22,293
*	Gentherm Inc.	607,487	22,082
*	Krispy Kreme Doughnuts Inc.	1,249,235	21,912
*	Deckers Outdoor Corp.	267,500	21,119
	Movado Group Inc.	535,826	21,047
*,^	Conn's Inc.	456,470	20,190
*	Vitamin Shoppe Inc.	420,150	20,117
	Brinker International Inc.	395,299	19,425
*	TRW Automotive Holdings Corp.	239,765	19,265
*	Cumulus Media Inc. Class A	2,932,800	18,799
*	MGM Resorts International	731,830	18,464
*	iRobot Corp.	503,141	16,855
*	Ascena Retail Group Inc.	969,100	16,669
*	Grand Canyon Education Inc.	364,605	15,722
*	Francesca's Holdings Corp.	908,200	14,858
	Monro Muffler Brake Inc.	244,295	13,778
*	Bally Technologies Inc.	196,274	12,779
*	Marriott Vacations Worldwide Corp.	228,586	12,453
*	Bloomin' Brands Inc.	573,235	12,221
	Vail Resorts Inc.	170,192	11,782

1

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

			Market
			Value
		Shares	($000)
	Abercrombie & Fitch Co.	305,000	11,212
*	BJ's Restaurants Inc.	338,610	9,667
	Oxford Industries Inc.	141,830	9,362
	Lions Gate Entertainment Corp.	352,187	9,344
*	Discovery Communications Inc.	133,100	9,334
*	Chuy's Holdings Inc.	253,679	9,120
*	Bravo Brio Restaurant Group Inc.	601,000	8,997
	Ross Stores Inc.	128,700	8,762
	Cinemark Holdings Inc.	295,100	8,741
*	Genesco Inc.	108,090	8,255
	National CineMedia Inc.	478,400	7,267
	Callaway Golf Co.	756,592	6,590
*	Tesla Motors Inc.	31,539	6,557
*	Hibbett Sports Inc.	105,799	5,697
*,^	SodaStream International Ltd.	127,000	5,401
	Shoe Carnival Inc.	209,500	4,785
*	Express Inc.	321,350	4,682
	Goodyear Tire & Rubber Co.	171,600	4,324
	Domino's Pizza Inc.	51,942	3,864
*	Starz	114,400	3,692
*	Liberty Ventures Class A	62,400	3,622
*	Shutterfly Inc.	88,200	3,610
*	NVR Inc.	3,300	3,554
	Cablevision Systems Corp. Class A	204,000	3,407
*	Smith & Wesson Holding Corp.	203,800	3,128
	Cracker Barrel Old Country Store Inc.	29,200	2,766
	Nutrisystem Inc.	182,000	2,730
*	Tower International Inc.	97,600	2,714
	Brown Shoe Co. Inc.	112,000	2,642
	Sturm Ruger & Co. Inc.	40,550	2,609
*	Red Robin Gourmet Burgers Inc.	36,600	2,488
	GNC Holdings Inc. Class A	54,600	2,457
	La-Z-Boy Inc.	97,000	2,350
	Buckle Inc.	49,400	2,321
*	Asbury Automotive Group Inc.	36,100	2,229
*	Jack in the Box Inc.	40,800	2,185
*	Orbitz Worldwide Inc.	254,100	1,868
	PetSmart Inc.	27,545	1,864
	Tupperware Brands Corp.	21,000	1,783
*	Multimedia Games Holding Co. Inc.	48,600	1,419
	Williams-Sonoma Inc.	22,100	1,388
	Dillard's Inc. Class A	12,000	1,175
	Ruth's Hospitality Group Inc.	80,900	1,019
*	Kirkland's Inc.	54,100	926
*	Visteon Corp.	10,600	920
*	LifeLock Inc.	55,500	871
	Foot Locker Inc.	13,500	628
*	Barnes & Noble Inc.	38,200	627
*	AMC Entertainment Holdings Inc.	25,900	599
*	Strayer Education Inc.	11,800	503
	Polaris Industries Inc.	3,500	470
*	ANN Inc.	3,271	128
	ARAMARK Holdings Corp.	3,800	107
			2,173,267
Consumer Staples (3.1%)
*	United Natural Foods Inc.	775,944	53,563
^	Herbalife Ltd.	802,688	48,145
	Hillshire Brands Co.	1,278,100	45,564
	Sanderson Farms Inc.	498,800	41,036
	PriceSmart Inc.	361,053	34,676
	Ingredion Inc.	456,700	32,175
	Glanbia plc	1,347,697	20,128
*	Susser Holdings Corp.	256,159	19,822
	Casey's General Stores Inc.	262,900	18,051

2

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

			Market
			Value
		Shares	($000)
*	Natural Grocers by Vitamin Cottage Inc.	367,400	13,079
*	TreeHouse Foods Inc.	116,700	8,734
	Whole Foods Market Inc.	149,900	7,450
	Inter Parfums Inc.	186,875	6,838
*	Fresh Market Inc.	178,010	6,604
*	Boulder Brands Inc.	343,800	5,074
*	Annie's Inc.	138,400	4,499
*	Rite Aid Corp.	534,200	3,900
	Nu Skin Enterprises Inc. Class A	41,927	3,648
*	Pilgrim's Pride Corp.	146,586	3,204
	Keurig Green Mountain Inc.	23,200	2,173
*	Omega Protein Corp.	49,800	566
*	SUPERVALU Inc.	69,000	482
			379,411
Energy (5.9%)
	Western Refining Inc.	1,383,658	60,189
	Core Laboratories NV	268,745	50,438
	Trican Well Service Ltd.	3,388,000	48,530
	Energen Corp.	560,700	43,684
*	Dresser-Rand Group Inc.	681,900	41,214
	Cabot Oil & Gas Corp.	959,435	37,687
	Superior Energy Services Inc.	1,106,965	36,441
*	Gulfport Energy Corp.	458,930	33,809
*	Southwestern Energy Co.	701,615	33,593
	Alon USA Energy Inc.	1,858,700	30,278
*	Key Energy Services Inc.	2,784,357	27,955
*	Atwood Oceanics Inc.	533,525	26,442
*	Bonanza Creek Energy Inc.	491,560	23,900
*	Rex Energy Corp.	1,055,379	22,226
*	RSP Permian Inc.	766,300	21,725
*	Carrizo Oil & Gas Inc.	385,100	21,188
*	Kodiak Oil & Gas Corp.	1,603,973	20,386
*	Basic Energy Services Inc.	739,779	19,545
	Patterson-UTI Energy Inc.	597,100	19,424
*	TETRA Technologies Inc.	1,514,916	18,936
*	Penn Virginia Corp.	923,378	15,365
	Oceaneering International Inc.	150,800	11,051
*,^	Halcon Resources Corp.	1,963,908	10,841
	RPC Inc.	449,250	9,987
*	Dril-Quip Inc.	85,200	9,638
*	Athlon Energy Inc.	170,700	6,898
	Range Resources Corp.	74,300	6,720
*	Oasis Petroleum Inc.	125,500	5,837
*	Forum Energy Technologies Inc.	193,600	5,781
	SM Energy Co.	54,700	4,055
*	REX American Resources Corp.	42,600	2,784
*	SEACOR Holdings Inc.	29,700	2,477
*	Alpha Natural Resources Inc.	526,200	2,263
*	Matrix Service Co.	70,400	2,180
	Frank's International NV	59,600	1,635
*	Abraxas Petroleum Corp.	289,200	1,579
*	Cheniere Energy Inc.	18,400	1,039
*	Quicksilver Resources Inc.	146,000	476
			738,196
Financials (7.8%)
*	Affiliated Managers Group Inc.	349,006	69,173
	NASDAQ OMX Group Inc.	1,841,677	67,958
*,2	eHealth Inc.	1,429,565	59,884
	PacWest Bancorp	1,243,573	48,959
	Protective Life Corp.	878,647	44,943
	Redwood Trust Inc.	1,981,600	43,199
	Zions Bancorporation	1,474,890	42,654
	Pebblebrook Hotel Trust	1,181,100	40,677
	International Bancshares Corp.	1,727,197	39,656

3

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

		Market
		Value
	Shares	($000)
Synovus Financial Corp.	10,311,440	33,100
Och-Ziff Capital Management Group LLC Class A	2,669,149	32,003
Solar Capital Ltd.	1,435,400	31,435
* Encore Capital Group Inc.	724,218	31,301
Radian Group Inc.	2,092,966	29,260
Primerica Inc.	633,800	29,085
HFF Inc. Class A	746,927	25,396
* WisdomTree Investments Inc.	2,228,084	25,155
Douglas Emmett Inc.	848,444	23,417
Financial Engines Inc.	518,300	22,935
MFA Financial Inc.	2,584,725	20,497
First Industrial Realty Trust Inc.	1,107,355	20,342
^ Cohen & Steers Inc.	453,124	18,356
* Signature Bank	154,385	18,344
STAG Industrial Inc.	720,900	16,963
Evercore Partners Inc. Class A	310,130	16,570
* Portfolio Recovery Associates Inc.	245,500	14,030
PrivateBancorp Inc.	500,097	13,788
Lexington Realty Trust	861,030	9,265
American Equity Investment Life Holding Co.	363,239	8,471
* SVB Financial Group	76,400	8,151
Cardinal Financial Corp.	466,644	7,840
IntercontinentalExchange Group Inc.	32,300	6,603
* Hilltop Holdings Inc.	269,800	6,027
Waddell & Reed Financial Inc. Class A	62,100	4,189
Universal Insurance Holdings Inc.	200,300	2,930
* Credit Acceptance Corp.	21,535	2,832
* Cowen Group Inc. Class A	589,050	2,421
Omega Healthcare Investors Inc.	69,200	2,407
Nelnet Inc. Class A	49,676	2,099
* World Acceptance Corp.	28,076	2,038
Apartment Investment & Management Co. Class A	60,300	1,859
Corrections Corp. of America	56,600	1,856
Axis Capital Holdings Ltd.	39,000	1,784
Lazard Ltd. Class A	37,600	1,769
Regency Centers Corp.	33,100	1,735
Ryman Hospitality Properties Inc.	36,900	1,681
* Realogy Holdings Corp.	37,600	1,581
Extra Space Storage Inc.	30,000	1,570
* Greenlight Capital Re Ltd. Class A	39,300	1,251
* Strategic Hotels & Resorts Inc.	108,500	1,171
Inland Real Estate Corp.	107,800	1,127
Montpelier Re Holdings Ltd.	32,300	988
* MGIC Investment Corp.	100,800	867
Fidelity & Guaranty Life	36,100	774
Sovran Self Storage Inc.	9,600	729
Hanover Insurance Group Inc.	10,100	590
GAMCO Investors Inc.	6,800	516
Geo Group Inc.	14,000	469
Rayonier Inc.	8,127	367
		967,037
Health Care (14.7%)
West Pharmaceutical Services Inc.	2,465,740	106,964
* Salix Pharmaceuticals Ltd.	669,512	73,646
Cooper Cos. Inc.	535,155	70,592
* Alkermes plc	1,441,835	66,699
Kindred Healthcare Inc.	2,588,939	64,982
* Globus Medical Inc.	2,660,683	64,974
* Bruker Corp.	2,907,890	60,077
* Hospira Inc.	1,112,000	50,930
* ICON plc	1,304,728	50,584
* LifePoint Hospitals Inc.	894,000	49,992
Universal Health Services Inc. Class B	559,950	45,798
* Cyberonics Inc.	749,373	44,333

4

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

			Market
			Value
		Shares	($000)
*	Covance Inc.	484,520	42,773
*	Akorn Inc.	1,597,337	40,285
*	WellCare Health Plans Inc.	592,900	40,003
^	ResMed Inc.	776,209	38,694
*	Henry Schein Inc.	338,350	38,650
*	Insulet Corp.	936,715	35,249
	DENTSPLY International Inc.	743,250	33,171
*	Nektar Therapeutics	2,478,300	29,170
*	Actavis plc	135,995	27,788
*	Mettler-Toledo International Inc.	117,459	27,382
*	Bio-Rad Laboratories Inc. Class A	209,240	25,780
*	Brookdale Senior Living Inc. Class A	769,038	24,486
*	ABIOMED Inc.	1,022,000	24,211
*	Capital Senior Living Corp.	958,250	23,698
*	Molina Healthcare Inc.	604,028	22,591
*	Wright Medical Group Inc.	812,914	22,233
	Questcor Pharmaceuticals Inc.	264,524	21,739
*	Tornier NV	1,183,087	20,077
*	Alexion Pharmaceuticals Inc.	122,286	19,346
*	Portola Pharmaceuticals Inc.	779,548	18,288
*	NPS Pharmaceuticals Inc.	680,736	18,121
*	QIAGEN NV	827,000	18,111
*	WuXi PharmaTech Cayman Inc. ADR	525,094	17,853
*	Allscripts Healthcare Solutions Inc.	1,158,300	17,629
*	Air Methods Corp.	302,129	16,819
*	CareFusion Corp.	422,408	16,499
*	Luminex Corp.	811,260	15,584
*	Sarepta Therapeutics Inc.	403,660	14,988
*	TESARO Inc.	600,000	14,976
*,^	Exact Sciences Corp.	1,247,000	14,964
*	Hyperion Therapeutics Inc.	600,440	14,795
*	Auxilium Pharmaceuticals Inc.	625,000	14,069
*	Illumina Inc.	100,000	13,585
*	Lannett Co. Inc.	392,149	13,541
*	Vertex Pharmaceuticals Inc.	194,100	13,141
*,^	Horizon Pharma Inc.	808,800	11,469
*	Acadia Healthcare Co. Inc.	271,687	11,416
	Trinity Biotech plc ADR	454,013	11,128
	PerkinElmer Inc.	263,238	11,048
*	Neogen Corp.	249,950	10,442
*,^	Exelixis Inc.	2,801,947	9,919
*	PTC Therapeutics Inc.	484,000	9,457
*	IDEXX Laboratories Inc.	70,300	8,889
*	athenahealth Inc.	71,700	8,865
*	Cerner Corp.	170,500	8,747
*	Thoratec Corp.	248,875	8,158
*	Medidata Solutions Inc.	216,900	7,876
*	Cepheid Inc.	176,800	7,687
*	PharMerica Corp.	271,217	7,374
*	TherapeuticsMD Inc.	1,594,216	6,696
*	Jazz Pharmaceuticals plc	47,760	6,443
*	NuVasive Inc.	190,900	6,435
*	Depomed Inc.	451,433	6,325
*	Aegerion Pharmaceuticals Inc.	142,710	6,316
*	Catamaran Corp.	160,200	6,048
*	IPC The Hospitalist Co. Inc.	149,070	6,037
*	Hologic Inc.	270,400	5,674
*	HMS Holdings Corp.	325,255	5,259
*	Incyte Corp. Ltd.	97,265	4,723
*	Aratana Therapeutics Inc.	333,462	4,595
*	Ligand Pharmaceuticals Inc.	71,300	4,504
*	Endo Health Solutions Inc.	69,900	4,400
*	MacroGenics Inc.	209,770	4,183
*	Centene Corp.	52,900	3,513

5

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

			Market
			Value
		Shares	($000)
*	United Therapeutics Corp.	33,100	3,310
*	Align Technology Inc.	64,800	3,265
*	Seattle Genetics Inc.	82,500	3,175
*	PAREXEL International Corp.	66,400	3,011
*	Charles River Laboratories International Inc.	54,000	2,901
	Chemed Corp.	33,106	2,757
*	Quintiles Transnational Holdings Inc.	57,100	2,691
*	Zeltiq Aesthetics Inc.	145,090	2,654
	PDL BioPharma Inc.	309,500	2,628
*	MedAssets Inc.	102,900	2,349
*	Addus HomeCare Corp.	100,900	2,181
*	Isis Pharmaceuticals Inc.	80,500	2,142
*	Providence Service Corp.	52,400	2,128
*,^	Myriad Genetics Inc.	48,400	2,043
*	Corvel Corp.	44,475	2,025
*	Anika Therapeutics Inc.	46,200	1,975
*	AMN Healthcare Services Inc.	145,200	1,812
*	Alliance HealthCare Services Inc.	63,200	1,799
*	Prestige Brands Holdings Inc.	52,700	1,766
*	Revance Therapeutics Inc.	42,900	1,471
*	Insys Therapeutics Inc.	33,441	1,373
*	Cara Therapeutics Inc.	68,200	981
*	Prothena Corp. plc	33,894	746
*	Team Health Holdings Inc.	14,500	703
*	Cytokinetics Inc.	133,100	606
*	DexCom Inc.	14,900	483
	HealthSouth Corp.	12,200	423
*	Sagent Pharmaceuticals Inc.	18,600	385
*	Halozyme Therapeutics Inc.	49,200	367
	Utah Medical Products Inc.	2,000	102
			1,827,738
Industrials (17.1%)
	MSC Industrial Direct Co. Inc. Class A	685,295	62,403
	Chicago Bridge & Iron Co. NV	748,705	59,949
	Pentair Ltd.	767,725	57,034
*	IHS Inc. Class A	462,345	55,773
*	B/E Aerospace Inc.	632,547	55,519
*	AerCap Holdings NV	1,321,636	55,152
	Waste Connections Inc.	1,233,500	55,088
*	Armstrong World Industries Inc.	972,435	51,111
*	Moog Inc. Class A	772,808	50,580
*	DXP Enterprises Inc.	437,973	49,583
	EnerSys Inc.	726,165	49,074
	Watsco Inc.	460,975	47,439
	AO Smith Corp.	1,006,015	47,041
*	WESCO International Inc.	521,075	45,740
*	Middleby Corp.	173,667	43,847
*	MRC Global Inc.	1,461,300	42,655
	Flowserve Corp.	563,370	41,154
	Manpowergroup Inc.	504,090	41,003
*	Swift Transportation Co.	1,620,980	38,985
	Kennametal Inc.	829,685	38,771
*	JetBlue Airways Corp.	4,872,000	38,513
	AMETEK Inc.	730,365	38,505
	Acuity Brands Inc.	303,165	37,765
	John Bean Technologies Corp.	1,281,760	37,158
*	United Rentals Inc.	392,576	36,835
*	Esterline Technologies Corp.	334,200	36,434
*	Teledyne Technologies Inc.	392,303	36,429
*	RBC Bearings Inc.	576,194	35,874
*	Quanta Services Inc.	936,965	33,056
	Generac Holdings Inc.	559,863	32,965
	Con-way Inc.	773,240	32,847
*	Genesee & Wyoming Inc. Class A	323,963	32,076

		6

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

			Market
			Value
		Shares	($000)
	AGCO Corp.	556,400	30,991
	Herman Miller Inc.	977,936	30,150
*	Advisory Board Co.	493,924	28,282
	Robert Half International Inc.	592,937	26,564
*,2	American Woodmark Corp.	799,559	23,995
	Carlisle Cos. Inc.	280,820	23,097
*	Old Dominion Freight Line Inc.	367,214	22,264
*	TriMas Corp.	595,582	21,358
*	Rush Enterprises Inc. Class A	660,171	21,191
*	Stericycle Inc.	179,925	20,950
*	Avis Budget Group Inc.	390,229	20,522
*	Huron Consulting Group Inc.	285,165	20,304
	Universal Forest Products Inc.	399,991	20,196
*	Hexcel Corp.	448,100	18,681
*,^	FuelCell Energy Inc.	8,126,300	18,447
*	Copart Inc.	487,808	17,693
*	Saia Inc.	415,995	17,127
*	H&E Equipment Services Inc.	440,879	16,996
	Mobile Mini Inc.	376,500	16,634
	Kaman Corp.	350,827	14,724
	MSA Safety Inc.	272,398	14,369
*,^	Polypore International Inc.	393,310	13,640
	Knight Transportation Inc.	559,380	13,274
*	Clean Harbors Inc.	218,700	13,122
	TAL International Group Inc.	290,794	12,266
*	CAI International Inc.	542,519	11,800
*	Rexnord Corp.	413,131	11,047
	KAR Auction Services Inc.	351,900	10,480
	Exponent Inc.	142,322	10,022
*	Proto Labs Inc.	163,100	9,874
*	Verisk Analytics Inc. Class A	163,600	9,831
*	WageWorks Inc.	228,800	9,694
*	Columbus McKinnon Corp.	346,643	9,183
	McGrath RentCorp	289,000	9,127
	Corporate Executive Board Co.	112,400	7,758
*	51job Inc. ADR	94,052	6,343
	UTi Worldwide Inc.	496,289	4,859
*	Astronics Corp.	83,600	4,775
	Alaska Air Group Inc.	49,224	4,631
	Towers Watson & Co. Class A	40,800	4,579
*	WABCO Holdings Inc.	40,900	4,377
	Huntington Ingalls Industries Inc.	40,500	4,171
	IDEX Corp.	55,450	4,135
	Lincoln Electric Holdings Inc.	61,100	4,082
*	Spirit Airlines Inc.	65,700	3,734
	Copa Holdings SA Class A	27,000	3,653
	ITT Corp.	81,100	3,499
	Manitowoc Co. Inc.	109,100	3,467
	Deluxe Corp.	61,809	3,396
	Pitney Bowes Inc.	123,800	3,318
*	Chart Industries Inc.	47,300	3,227
	Cintas Corp.	53,900	3,176
	Lennox International Inc.	36,100	3,026
	Fortune Brands Home & Security Inc.	74,200	2,957
	RR Donnelley & Sons Co.	167,800	2,953
*	AECOM Technology Corp.	81,900	2,655
*	Taser International Inc.	162,700	2,628
*	DigitalGlobe Inc.	87,800	2,615
*	Power Solutions International Inc.	31,330	2,593
	Mueller Water Products Inc. Class A	283,700	2,587
	Steelcase Inc. Class A	147,179	2,426
*	Spirit AeroSystems Holdings Inc. Class A	80,700	2,423
	Crane Co.	31,400	2,284
	Altra Industrial Motion Corp.	61,500	2,101

7

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

			Market
			Value
		Shares	($000)
*	USG Corp.	57,200	1,708
*	PGT Inc.	150,200	1,494
	Hyster-Yale Materials Handling Inc.	10,300	993
	Aceto Corp.	30,800	674
	AMERCO	2,000	500
	Toro Co.	7,600	483
	Harsco Corp.	13,300	318
	Barrett Business Services Inc.	5,600	282
			2,119,133
Information Technology (23.2%)
*	PTC Inc.	2,795,666	98,883
*	Alliance Data Systems Corp.	407,098	98,477
*	Cadence Design Systems Inc.	4,864,560	75,693
*	Euronet Worldwide Inc.	1,443,930	66,406
*	Ultimate Software Group Inc.	551,764	66,008
*	First Solar Inc.	965,468	65,159
*	Bankrate Inc.	3,711,709	65,029
*	Silicon Laboratories Inc.	1,415,920	63,646
*	Finisar Corp.	2,380,600	62,253
	Belden Inc.	775,675	57,253
*	TiVo Inc.	4,778,160	56,669
*	Sapient Corp.	3,391,930	55,187
*	Teradyne Inc.	2,932,320	51,814
*	Acxiom Corp.	1,732,241	48,918
*,2	WNS Holdings Ltd. ADR	2,619,414	48,773
*	Trimble Navigation Ltd.	1,168,280	44,897
*	Microsemi Corp.	1,855,890	43,651
*	ON Semiconductor Corp.	4,592,440	43,215
*	Aspen Technology Inc.	991,118	42,608
*	Informatica Corp.	1,127,445	39,968
*	Atmel Corp.	5,042,905	39,183
*	Aruba Networks Inc.	1,972,160	38,990
	IAC/InterActiveCorp	587,884	38,965
	Convergys Corp.	1,793,081	38,623
*	Pandora Media Inc.	1,578,395	36,966
*	CoStar Group Inc.	228,494	36,762
*	Electronics For Imaging Inc.	940,130	35,528
*	Demandware Inc.	691,258	34,307
	EVERTEC Inc.	1,416,300	33,340
*,^	Ubiquiti Networks Inc.	852,916	33,033
*	NCR Corp.	1,076,540	32,845
*	MICROS Systems Inc.	618,695	31,863
*	F5 Networks Inc.	302,495	31,813
*	Concur Technologies Inc.	354,959	28,564
*	Cardtronics Inc.	832,708	27,879
	NICE Systems Ltd. ADR	643,285	27,790
*	Freescale Semiconductor Ltd.	1,263,300	27,755
*	Mellanox Technologies Ltd.	778,133	27,211
*	WEX Inc.	281,300	26,996
*	Red Hat Inc.	541,500	26,344
*	Dealertrack Technologies Inc.	554,152	25,319
	Heartland Payment Systems Inc.	610,619	24,999
*	Ruckus Wireless Inc.	2,387,200	24,946
*	RADWARE Ltd.	1,354,700	22,393
	j2 Global Inc.	472,062	21,885
*	SPS Commerce Inc.	415,401	21,518
	FactSet Research Systems Inc.	199,650	21,263
*	Tyler Technologies Inc.	259,056	21,152
*	Integrated Device Technology Inc.	1,805,615	21,072
*	Ciena Corp.	1,057,820	20,913
^	MercadoLibre Inc.	220,127	20,531
*	Web.com Group Inc.	667,103	20,487
*	Syntel Inc.	248,652	19,972
*	Monolithic Power Systems Inc.	529,412	19,641

8

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

			Market
			Value
		Shares	($000)
	Intersil Corp. Class A	1,574,795	19,433
*,^	InvenSense Inc.	889,400	19,149
*	Infoblox Inc.	961,600	18,867
*	Fortinet Inc.	852,550	18,739
*	Constant Contact Inc.	724,439	18,734
*	Fairchild Semiconductor International Inc. Class A	1,419,200	18,066
*	Riverbed Technology Inc.	928,800	18,065
*	Super Micro Computer Inc.	865,202	17,616
	MAXIMUS Inc.	407,414	17,344
*	Qlik Technologies Inc.	747,500	16,430
*	VeriFone Systems Inc.	468,540	15,668
	Power Integrations Inc.	323,760	15,291
*,^	Endurance International Group Holdings Inc.	1,203,425	15,223
*	Skyworks Solutions Inc.	367,592	15,090
*	Synchronoss Technologies Inc.	487,639	14,844
*	Brocade Communications Systems Inc.	1,535,600	14,296
*	SS&C Technologies Holdings Inc.	363,862	14,162
*	Nanometrics Inc.	826,028	13,431
*	Spansion Inc. Class A	688,935	12,284
*	CalAmp Corp.	677,446	12,025
*,^	Stratasys Ltd.	120,580	11,681
*	LinkedIn Corp. Class A	72,903	11,188
*	PROS Holdings Inc.	403,400	11,053
*	Progress Software Corp.	514,792	11,047
*	Conversant Inc.	451,860	11,043
*	Palo Alto Networks Inc.	172,444	10,964
*	Cognex Corp.	317,400	10,928
*	Imperva Inc.	452,533	10,354
*	Gigamon Inc.	646,500	10,195
	Littelfuse Inc.	110,000	9,961
*,^	3D Systems Corp.	208,515	9,871
*	Liquidity Services Inc.	538,110	9,282
*	EPAM Systems Inc.	297,900	9,274
*,^	IPG Photonics Corp.	138,000	8,919
*	SciQuest Inc.	362,169	8,685
*	Diodes Inc.	323,485	8,530
*	Proofpoint Inc.	333,331	8,480
*	Netscout Systems Inc.	214,344	8,351
*	Interactive Intelligence Group Inc.	131,969	8,257
	Microchip Technology Inc.	172,200	8,186
*	LivePerson Inc.	748,120	7,406
*,^	Care.com Inc.	600,294	7,354
*	Information Services Group Inc.	1,427,119	7,064
*	Entropic Communications Inc.	1,912,830	7,058
*,^	Tremor Video Inc.	1,494,924	6,742
	FLIR Systems Inc.	197,900	6,737
*	II-VI Inc.	462,366	6,658
*	MaxLinear Inc.	832,996	6,556
*	WebMD Health Corp.	144,968	6,392
*	Virtusa Corp.	178,000	5,869
*	Semtech Corp.	236,577	5,673
*	Cavium Inc.	124,800	5,288
*,^	Allot Communications Ltd.	367,600	5,014
	FEI Co.	59,800	4,755
*	Gartner Inc.	64,738	4,463
*	E2open Inc.	258,100	4,457
	Hittite Microwave Corp.	70,500	4,185
	Broadridge Financial Solutions Inc.	105,700	4,053
	Jack Henry & Associates Inc.	70,700	3,900
	National Instruments Corp.	141,800	3,873
*	Cornerstone OnDemand Inc.	100,900	3,709
*	Cree Inc.	78,000	3,679
*	Envestnet Inc.	98,051	3,613
*	Advanced Micro Devices Inc.	856,000	3,501

9

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

			Market
			Value
		Shares	($000)
*	ANSYS Inc.	43,500	3,319
*	VeriSign Inc.	70,300	3,317
	DST Systems Inc.	34,996	3,226
*	ARRIS Group Inc.	122,900	3,206
	Booz Allen Hamilton Holding Corp. Class A	136,341	3,169
*	Take-Two Interactive Software Inc.	155,100	3,161
*,^	SunPower Corp. Class A	94,200	3,148
	Anixter International Inc.	31,931	3,129
*	Guidewire Software Inc.	80,800	3,051
*	Manhattan Associates Inc.	95,852	3,022
	CDW Corp.	102,500	2,889
*	Zebra Technologies Corp.	40,600	2,819
*	Tableau Software Inc. Class A	50,800	2,808
*	Plexus Corp.	65,500	2,746
*	RF Micro Devices Inc.	318,130	2,685
*	Glu Mobile Inc.	617,400	2,470
*	Applied Micro Circuits Corp.	245,600	2,385
	Blackbaud Inc.	74,000	2,253
	Mentor Graphics Corp.	102,360	2,119
*	FireEye Inc.	52,300	2,053
*	Unisys Corp.	84,040	2,048
*	ServiceSource International Inc.	327,610	2,044
	Pegasystems Inc.	91,400	1,515
*	AVG Technologies NV	80,500	1,508
*	Vantiv Inc. Class A	48,800	1,501
*	CommVault Systems Inc.	25,100	1,215
	CSG Systems International Inc.	44,500	1,173
*	Blackhawk Network Holdings Inc.	34,200	820
	Advent Software Inc.	26,200	755
*	Comverse Inc.	27,800	693
*	Synaptics Inc.	9,900	615
*	CommScope Holding Co. Inc.	21,000	560
*	Silicon Image Inc.	99,100	556
*	MicroStrategy Inc. Class A	4,400	534
*	Ultra Clean Holdings Inc.	35,000	298
*	Genpact Ltd.	12,400	209
	LSI Corp.	15,300	170
	QAD Inc. Class A	6,000	114
			2,877,663
Materials (5.9%)
*	Graphic Packaging Holding Co.	6,437,664	66,050
	PolyOne Corp.	1,544,520	57,873
	Ball Corp.	928,995	52,200
	Allegheny Technologies Inc.	1,135,900	46,799
	Smurfit Kappa Group plc	2,023,972	44,973
	Minerals Technologies Inc.	725,060	43,134
	Ashland Inc.	445,455	43,031
*	WR Grace & Co.	450,285	41,471
*	KapStone Paper and Packaging Corp.	1,394,914	36,798
	Steel Dynamics Inc.	1,965,300	35,906
	Worthington Industries Inc.	942,470	34,683
	FMC Corp.	430,775	33,170
	OM Group Inc.	1,051,300	30,793
*	Constellium NV Class A	989,700	30,206
	Carpenter Technology Corp.	420,860	26,430
	US Silica Holdings Inc.	464,450	20,979
	Schweitzer-Mauduit International Inc.	400,514	17,478
	Eagle Materials Inc.	172,182	14,348
	Methanex Corp.	200,890	12,455
	Airgas Inc.	59,700	6,344
	Sealed Air Corp.	138,000	4,735
	Balchem Corp.	73,300	4,541
	Packaging Corp. of America	65,300	4,351
	Westlake Chemical Corp.	51,400	3,660

10

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

					Market
					Value
				Shares	($000)
	Rock-Tenn Co. Class A			36,000	3,442
*	Owens-Illinois Inc.			104,300	3,315
	Avery Dennison Corp.			57,200	2,783
	Quaker Chemical Corp.			33,756	2,512
	American Vanguard Corp.			126,532	2,254
	Valspar Corp.			24,500	1,789
	International Flavors & Fragrances Inc.			17,600	1,734
*	Berry Plastics Group Inc.			72,500	1,631
*	Ferro Corp.			115,600	1,500
	NewMarket Corp.			3,273	1,219
	Scotts Miracle-Gro Co. Class A			5,300	324
					734,911
Other (1.0%)
^,3	Vanguard Small-Cap Growth ETF			463,200	55,376
^	iShares Russell 2000 ETF			482,850	54,070
*,4	Dropbox Private Placement			425,730	8,131
*,4	Pure Storage Inc. Private Placement			437,384	6,878
					124,455
Telecommunication Services (1.1%)
*	tw telecom inc Class A			1,455,725	44,676
*	SBA Communications Corp. Class A			445,610	39,998
*	Vonage Holdings Corp.			9,656,390	37,080
*	8x8 Inc.			695,359	6,745
	Inteliquent Inc.			205,500	2,803
*	FairPoint Communications Inc.			109,400	1,492
	Atlantic Tele-Network Inc.			24,500	1,450
	IDT Corp. Class B			38,000	602
					134,846
Utilities (0.7%)
	ITC Holdings Corp.			1,163,100	43,000
	NRG Yield Inc. Class A			939,692	40,256
	American States Water Co.			79,800	2,423
	Otter Tail Corp.			26,200	768

					86,447

Total Common Stocks (Cost $9,038,420)					12,163,104

		Coupon

Temporary Cash Investments (3.3%)[1]
Money Market Fund (3.0%)
5,6	Vanguard Market Liquidity Fund	0.124%		369,582,586	369,583

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.2%)
	Deutsche Bank Securities, Inc. (Dated 4/30/14,
	Repurchase Value $25,300,000, collateralized by
	Government National Mortgage Assn. 2.250%-
	7.000%, 9/20/26-6/15/53, with a value of
	$25,806,000)	0.050%	5/1/14	25,300	25,300

U.S. Government and Agency Obligations (0.1%)
7	Federal Home Loan Bank Discount Notes	0.060%	5/7/14	4,600	4,600
7,8	Federal Home Loan Bank Discount Notes	0.125%	5/30/14	200	200
7,8	Federal Home Loan Bank Discount Notes	0.035%	6/4/14	3,500	3,500
7,8	Federal Home Loan Bank Discount Notes	0.060%	7/7/14	1,800	1,800

11

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7,8 Federal Home Loan Bank Discount Notes	0.110%	7/16/14	2,300	2,299
				12,399
Total Temporary Cash Investments (Cost $407,281)				407,282
Total Investments (101.3%) (Cost $9,445,701)				12,570,386
Other Assets and Liabilities—Net (-1.3%)[6]				(159,903)
Net Assets (100%)				12,410,483

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $116,586,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.0% and 2.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Restricted securities totaling $15,009,000, representing 0.1% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $120,010,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $6,899,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

12

This page intentionally left blank.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA242_062014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 19, 2014
VANGUARD EXPLORER FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.